FORWARD FUNDS

Supplement dated August 22, 2013

to the

Forward Dynamic Income Fund and Forward Select Income Opportunity Fund Investor Class and Institutional Class Prospectus and

Forward Dynamic Income Fund and Forward Select Income Opportunity Fund Class A, Class C and Advisor Class Prospectus (the “Prospectuses”)

each dated July 31, 2013

IMPORTANT NOTICE REGARDING CHANGE IN DIVIDEND FREQUENCY

The following information applies to the Forward Dynamic Income Fund:

Effective October 1, 2013, the first paragraph under the heading “Dividends and Taxes” in the Prospectuses shall be replaced in its entirety to read as follows:

The Forward Dynamic Income Fund expects to declare and pay income dividends monthly and capital gains distributions annually, if available. The Forward Select Income Opportunity Fund expects to declare and pay income dividends quarterly and capital gains distributions annually, if available.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP DI DIV 08222013